UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2008

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

See the discussion in Item 2.03 below, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the closing on July 1, 2008 of the transactions contemplated by that certain Agreement and Plan of Merger (“Merger Agreement”), dated as of March 19, 2008, by and between Valley National Bancorp (the “Registrant”) and Greater Community Bancorp (“GCB”), the Registrant entered into that certain First Supplemental Indenture, dated as of July 1, 2008 (the “First Supplemental Indenture”), by and among Wilmington Trust Company (“WTC”), as Trustee, the Registrant and GCB.

Pursuant to the First Supplemental Indenture, the Registrant (i) assumed all obligations of GCB under that certain Junior Subordinated Indenture, dated as of July 2, 2007 (the “Indenture”), pursuant to which GCB issued U.S. $24,743,000.00 of its Floating Rate Junior Subordinated Notes due July 30, 2037 (the “Junior Subordinated Notes”), and (ii) succeeded to GCB, and agreed to perform GCB’s obligations, with the same effect as if the Registrant had originally been named (a) as the Company in the Indenture, (b) as the Depositor in the Amended and Restated Trust Agreement of GCB Capital Trust III (the “Trust”), dated as of July 2, 2007 (the “Trust Agreement”), and (c) as the Guarantor in the Guarantee Agreement, dated as of July 2, 2007 (the “Guarantee”), between GCB and WTC, as Guarantee Trustee.

The Junior Subordinated Notes bear interest at a fixed annual rate of 6.96% through July 30, 2017, and a variable rate thereafter, which resets quarterly, equal to the 3-month LIBOR rate, plus 1.40% per annum. So long as no event of default has occurred under the terms of the Indenture, as supplemented, the Registrant will have the right to defer the payments of interest on the Junior Subordinated Notes for up to 20 consecutive quarterly periods, except that no extension period may extend beyond the maturity of the Junior Subordinated Notes. During any deferral period, the Registrant or its subsidiaries may not pay dividends or make certain other distributions or payments as provided in the Indenture. The Junior Subordinated Notes mature on July 30, 2037, and are redeemable at par, at the Registrant’s option, at any time on or after July 30, 2017. Upon any redemption by the Registrant of the Junior Subordinated Notes, the Trust must redeem a like amount of its capital securities.

Payments under the Junior Subordinated Notes are subordinated and junior in right of payment to the prior payment of other indebtedness of the Registrant that, by its terms, is not similarly subordinated.

Under the terms and conditions of the Guarantee as assumed by the Registrant pursuant to the First Supplemental Indenture, the Registrant guaranteed, on a subordinated basis, all distributions and payments under the Trust’s capital securities upon liquidation, redemption or otherwise, but only to the extent the Trust fails to pay such distributions from payments under the Junior Subordinated Notes it holds from the Registrant.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the First Supplemental Indenture, the Indenture, the Trust Agreement and the Guarantee, copies of which are filed herewith as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and which are incorporated herein by reference.

Item 8.01.	Other Events.

Effective as of 12:01 a.m. on July 1, 2008, GCB merged with and into the Registrant pursuant to the Merger Agreement (the “Merger”). Immediately following the effective time of the Merger, Greater Community Bank, a wholly-owned subsidiary of GCB, was merged with and into Valley National Bank, a wholly-owned subsidiary of the Registrant.

Under the terms of the Merger, each outstanding share of GCB common stock was converted into the right to receive (i) 0.9975 shares of the Registrant’s common stock and (ii) 0.105 of a warrant to purchase the Registrant’s common stock, plus cash in lieu of fractional shares and fractional warrants.

A copy of the press release announcing the completion of the Merger is filed as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

No.	Description
4.1	First Supplemental Indenture, dated as of July 1, 2008, by and among Wilmington Trust Company, as Trustee, Valley National Bancorp and Greater Community Bancorp.

4.2	Junior Subordinated Indenture between Greater Community Bancorp and Wilmington Trust Company, as Trustee, dated July 2, 2007 (incorporated by reference to Exhibit 4.7 to Greater Community Bancorp’s Form 10-Q filed on August 9, 2007).

4.3	Amended and Restated Trust Agreement among Greater Community Bancorp, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and the Administrative Trustees named therein, dated July 2, 2007 (incorporated by reference to Exhibit 4.8 to Greater Community Bancorp’s Form 10-Q filed on August 9, 2007).

4.4	Guarantee Agreement between Greater Community Bancorp, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee, dated July 2, 2007 (incorporated by reference to Exhibit 4.9 to Greater Community Bancorp’s Form 10-Q filed on August 9, 2007).

99.1	Press Release of Valley National Bancorp, dated July 1, 2008, announcing the completion of the merger of Greater Community Bancorp with and into Valley National Bancorp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2008	VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

No.	Description
4.1	First Supplemental Indenture, dated as of July 1, 2008, by and among Wilmington Trust Company, as Trustee, Valley National Bancorp and Greater Community Bancorp.

4.2	Junior Subordinated Indenture between Greater Community Bancorp and Wilmington Trust Company, as Trustee, dated July 2, 2007 (incorporated by reference to Exhibit 4.7 to Greater Community Bancorp’s Form 10-Q filed on August 9, 2007).

4.3	Amended and Restated Trust Agreement among Greater Community Bancorp, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and the Administrative Trustees named therein, dated July 2, 2007 (incorporated by reference to Exhibit 4.8 to Greater Community Bancorp’s Form 10-Q filed on August 9, 2007).

4.4	Guarantee Agreement between Greater Community Bancorp, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee, dated July 2, 2007 (incorporated by reference to Exhibit 4.9 to Greater Community Bancorp’s Form 10-Q filed on August 9, 2007).

99.1	Press Release of Valley National Bancorp, dated July 1, 2008, announcing the completion of the merger of Greater Community Bancorp with and into Valley National Bancorp.